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                     AMENDMENT NO. 3 TO POOLING AGREEMENT

          AMENDMENT NO. 3, dated as of August 31, 1998 (this "Amendment"), to
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Pooling Agreement dated as of November 16, 1993 (as amended, supplemented or otherwise modified from time to time, the "Pooling Agreement"), among UHS
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Receivables Corp., a Delaware corporation (together with its successors and assigns, "Finco"), Sheffield Receivables Corporation, a Delaware corporation
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(together with its successors and assigns, "Sheffield"), and U.S. Bank National
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Association, formerly known as First Bank National Association, a national banking association (successor in interest to First Bank National Association and Continental Bank, National Association), as trustee (in such capacity, together with its successors and assigns, the "Trustee").
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                             W I T N E S S E T H :
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          WHEREAS, pursuant to the Sale and Servicing Agreements (capitalized terms used without definition in the recitals have the meanings assigned to them in the Pooling Agreement, including without limitation definitions incorporated by reference from the Definitions List) the Hospitals have agreed to sell, and Finco has agreed to purchase, the Receivables and other Transferred Property;

          WHEREAS, Finco has assigned and transferred to the Trustee on behalf of the Trust and pursuant to the terms and conditions set forth in the Pooling Agreement all of its right, title and interest in, to and under the Receivables and other Finco Transferred Property;

          WHEREAS, Finco, Sheffield and the Trustee wish to amend the Pooling Agreement to provide for a change in the Definitions List incorporated by reference into the Pooling Agreement;

          NOW THEREFORE, the parties hereto agree as follows:

          Section 1.     Changed Definition.  The Pooling Agreement is hereby
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amended to replace the definition of "Maximum Sheffield Capital" incorporated by reference from the Definitions List with the following definition:

     MAXIMUM SHEFFIELD CAPITAL:  $100,000,000, as such amount may be increased
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     from time to time in accordance with Section 2.13 of the Pooling Agreement.

          Section 2.     Effect of Amendment.    The Pooling Agreement as
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modified by this Amendment shall remain in full force and effect, and all references in the Pooling Agreement to "this Agreement" shall mean the Pooling Agreement as amended hereby unless the meaning requires otherwise.
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          Section 3.     Counterparts.  This Amendment may be executed in any
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number of copies, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument.

          Section 4.     GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY,
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AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAW OF THE STATE
OF NEW YORK WITHOUT REFERENCE TO CONFLICTS OF LAW RULES OF THE STATE OF NEW
YORK.


          IN WITNESS WHEREOF, Finco, Sheffield and the Trustee have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

                                      UHS RECEIVABLES CORP.


                                      By:
                                         -------------------------------
                                           Title:


                                      SHEFFIELD RECEIVABLES
                                        CORPORATION


                                      By:
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                                           Title:


                                      U.S. BANK NATIONAL ASSOCIATION,
                                        formerly known as FIRST BANK
                                        NATIONAL ASSOCIATION, as Trustee


                                      By:
                                         -------------------------------
                                           Title: